UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2007

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	46-0408024 (IRS Employer Identification No.)

201 South Lake Avenue, Suite 703, Pasadena , California 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

This amendment is being filed to correct certain inadvertent misstatements in Arrowhead Research Corporation’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 2, 2007.

Item 1.01 Entry into a Definitive Material Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

In connection with the private placement of Unidym, Inc., a majority owned subsidiary of the Company, Unidym’s Investor Rights Agreement, Right of First Refusal Agreement and Voting Agreements were amended and restated, and each investor in the private placement became a party to the amended and restated agreements. The Form of Subscription Agreement for subscriptions to participate in the private placement and the Second Amended and Restated Investor Rights Agreement were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Form 8-K filed with the SEC on June 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2008

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Paul McDonnel
Paul McDonnel
Chief Financial Officer

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